UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2009

HORIZON LINES, INC.
(Exact name of registrant as specified in its Charter)

Delaware	001-32627	74-3123672

(State or Other Jurisdiction of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4064 Colony Road, Suite 200
Charlotte, North Carolina 28211
(Address of Principal Executive Offices, including Zip Code)
(704) 973-7000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On June 2, 2009, at the Annual Meeting of Stockholders (the “Annual Meeting”) of Horizon Lines, Inc. (the “Company”), the Company’s stockholders approved each of the Horizon Lines, Inc. 2009 Incentive Compensation Plan (the “Incentive Plan”) and the Horizon Lines, Inc. 2009 Employee Stock Purchase Plan (the “ESPP”). The Company’s Board of Directors had previously adopted the Incentive Plan and the ESPP, subject to stockholder approval. A summary description of the terms of the Incentive Plan and the ESPP is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 16, 2009. The Company incorporates by reference the description of the Incentive Plan that appears under the heading “Proposal 2: Approval of the Horizon Lines, Inc. 2009 Incentive Compensation Plan” from pages 39 to 46 and the description of the ESPP that appears under the heading “Proposal 3: Approval of the Horizon Lines, Inc. 2009 Employee Stock Purchase Plan” from pages 46 to 49. A copy of the Incentive Plan was attached as Appendix A to the definitive proxy statement and a copy of the ESPP was attached as Appendix B, and each is incorporated herein by reference.
     The Compensation Committee of the Board of Directors of the Company previously recommended for approval, and on June 2, 2009, the Board of Directors then approved, the award of a performance grant to Charles G. Raymond, the Company’s Chief Executive Officer. The performance grant was awarded subject to the approval of the Incentive Plan by the Company’s stockholders at the Annual Meeting, which approval was attained at the Annual Meeting. A summary description of the terms of the performance grant is set forth in the Form 8-K filed by the Company on May 20, 2009 (the “Form 8-K”). The Company incorporates by reference the description of the performance grant that appears under Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers on the Form 8-K. A copy of the performance grant was attached as Exhibit 10.1 to the Form 8-K, and is incorporated herein by reference.
     The Compensation Committee of the Board of Directors also previously recommended for approval, and on June 2, 2009, the Board of Directors approved, the grant of time-vested restricted stock pursuant to the Incentive Plan to each of the non-employee members of the Company’s Board of Directors, in an amount equal to $60,000 based on the closing price per share of the Company’s stock on the date of grant, rounded to the nearest whole share.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON LINES, INC. (Registrant)
Date: June 5, 2009	By:	/s/ Robert S. Zuckerman
Robert S. Zuckerman
Vice President, General Counsel and Secretary

Exhibit Index
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits
10.1	Form of Restricted Stock Award Agreement for Outside Directors